Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Charles J. Scimeca, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Raj Ventures, Inc. on Form 10-Q for the period ended September 30, 2010 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents in all material respects the financial condition and results of operations of Raj Ventures, Inc.

DATE: November 15, 2010	By:	/s/ Charles J. Scimeca
Charles J. Scimeca
Chief Executive Officer and Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Raj Ventures, Inc. and will be retained by Raj Ventures, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.